BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Liz Mueller
LIZ MUELLER
June 17, 2005

This Notice of Articles was issued by the Registrar on: June 17, 2005 02:53 PM Pacific Time

Incorporation Number: **BC0519941**

Recognition Date: Incorporated on May 14, 1996

NOTICE OF ARTICLES

Name of Company:

MIDWAY GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
HAWES, GEORGE T.

Mailing Address:
49 CENTRAL DRIVE
PLANDOME NY
USA 11030

Delivery Address:
49 CENTRAL DRIVE
PLANDOME NY
USA 11030

Last Name, First Name, Middle Name:
HYSLOP, E. KELLY

Mailing Address:
KNOCKEEN, GOLLEEN
W. CORK
IRELAND

Delivery Address:
KNOCKEEN, GOLLEEN
W. CORK
IRELAND

Last Name, First Name, Middle Name:
MCALISTER, BRIAN J.

Mailing Address:
7225 BLENHEIM STREET
VANCOUVER BC V6N 1S2
CANADA

Delivery Address:
7225 BLENHEIM STREET
VANCOUVER BC V6N 1S2
CANADA

Last Name, First Name, Middle Name:
BAYLEY, BRIAN

Mailing Address:
300 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1
CANADA

Delivery Address:
300 - 570 GRANVILLE STREET
VANCOUVER BC V6C 3P1
CANADA

Last Name, First Name, Middle Name:
Branham, Alan David

Mailing Address:
2778 SPOKANE CREEK ROAD
E. HELENA MT 59635
UNITED STATES

Delivery Address:
2778 SPOKANE CREEK ROAD
E. HELENA MT 59635
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached